SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: September 26, 1997


                                   NELX, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Kansas                           0-21210                     84-0922335
---------------                     -----------              -------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)



10200 W. 44th Ave. #400, Wheat Ridge, CO                               80033
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   303-422-9497
                                                     ------------

Not Applicable
--------------
(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant
----------------------------------------

     The Company entered into a stock exchange agreement with the Shareholders of Foster Coal Company, St. Louis, Missouri, NELX, Inc. ("NELX") to acquire 100% of FCC for 80% of NELX common stock.


Item 2. Acquisition or Disposition of Assets
--------------------------------------------

Item 3. Bankruptcy or Receivership
----------------------------------

     None.

Item 4. Changes in Registrants Certifying Accountant
----------------------------------------------------

     None.

Item 5. Other Events
--------------------

Item 6. Election of New Director
--------------------------------

     Harry C. Bullock

Item 7. Financial Statements Pro Forma Financial & Exhibits
-----------------------------------------------------------

     Financials - None at this time.

Exhibits
--------

     Letter of Intent

Signatures
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 26, 1997               NELX, Inc.


                                       By: /s/  Wesley F. Whiting
                                          --------------------------------------
                                          Wesley F. Whiting, President